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                          VANGUARD(R) EXPLORER(TM) FUND
                                 MARCH 27, 2000
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 11, 2000

Effective April 3, 2000, GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC (GMO) will begin managing a portion of Vanguard Explorer Fund's assets, bringing the Fund's number of advisers to five. Founded in 1977, GMO's assets under management totaled about $26 billion as of December 31, 1999. Initially, assets will be directed to GMO from the Fund's normal cash flows, with no significant changes in the assets currently assigned to the Fund's other advisers.

INVESTMENT STRATEGY
Like the Fund's other advisers, GMO will invest in stocks of smaller companies. GMO uses computerized models to select the most attractive small-capitalization stocks according to several criteria, including changes in projected earnings, earnings growth, and recent price trends. This quantitative investment method is expected to result in a portfolio that is broadly diversified among small-cap stocks. GMO seeks to maintain reasonable liquidity by limiting positions in individual issues.

ADVISORY FEES
Like the Fund's other advisers, GMO will be paid quarterly. The quarterly fee will be based on the following annual percentage rates applied to average month-end net assets of the Fund under GMO's management for each quarter:

         NET ASSETS                         ANNUAL RATE
         ----------                         -----------
         First $500 million                    0.275%
         Next $500 million                     0.225%
         Over $1 billion                       0.200%

After one year of managing the Fund's assets, GMO's fee will become subject to a performance adjustment. This adjustment provides that GMO's fee will be increased if the total return of its portion of the Fund is more than 1 percentage point annually ahead of the Russell 2000 Growth Index, and decreased if the total return of its portion of the Fund is less than 1 percentage point annually ahead of the Index. For these purposes, the cumulative investment performance of GMO's portion of the Fund over a trailing 36-month period will be compared to the cumulative total return of the Index over the same period. Under this arrangement, the maximum possible adjustment to GMO's fee is 0.15% annually.

FUND MANAGERS
The individuals primarily responsible for managing GMO's portion of the Fund are:

     CHRISTOPHER M. DARNELL, Chief Investment Officer of Quantitative Investment Products and Chairman of the U.S. Equity Investment Policy Group at GMO; has managed investments for GMO since 1979; began managing assets of the Fund in 2000; B.A., Yale University; M.B.A., Harvard University.

     ROBERT M. SOUCY, Managing Director of U.S. Quantitative Equity at GMO; has managed investments for GMO since 1987; began managing assets of the Fund in 2000; B.S., University of Massachusetts.